UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2005

CENTER FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

California	000-50050	52-2380548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3435 Wilshire Boulevard, Suite 700 Los Angeles, California	90010
(Address of Principal Executive Office)	(Zip Code)

(213) 251-2222

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b).	Departure Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers

On September 21, 2005, Monica M. Yoon announced her retirement as a director of Center Financial Corporation and its banking subsidiary, Center Bank.

Item 9.01.	Financial Statements and Exhibits

(c)	The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Letter of Resignation from Monica M. Yoon dated September 21, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTER FINANCIAL CORPORATION

Date: September 26, 2005	By:	/s/ PATRICK HARTMAN
Patrick Hartman Chief Financial Officer (Principal Accounting Officer, and officer authorized to sign on behalf of registrant)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter of Resignation from Monica M. Yoon dated September 21, 2005.